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                                                                      EXHIBIT 21

                      CENTRAL PARKING CORPORATION

        Subsidiaries of the Registrant as of September 30, 1997



Central Parking System of UK, Ltd. (UK)
   Central Parking System Deutschland, GmbH  (Germany)  (50%)
   Central Parking System of the Czech Republic, S.R.O.   (Czech Republic)
   Control Plus Parking System of UK, Ltd  (UK)

Servicios Corporativos Para Estacionamientos, S.A. De C.V. (Mexico)  (50%)

Central Parking System of Mexico, S.A. De C.V.  (Mexico) (50%)

Central Parking System Realty, Inc. (TN)
   Central Parking System Realty of New York, Inc.   (TN)
   Central Parking System Realty of Missouri, Inc.   (TN)
   Denver Baseball Stadium Garage, Inc.  (TN)
   Larimer Development Corporation  (TN)
   Sheridan Heritage Development Corporation    (TN)


Central Parking System, Inc. (TN)
   Central Parking System - Airport Services, Inc. (TN)
   Central Parking System of Alabama, Inc. (TN)
   Central Parking System of Asia, Inc. (TN)
   Central Parking System of Connecticut, Inc. (TN)
   Central Parking System of Florida, Inc. (TN)
   Central Parking System of Georgia, Inc. (TN)
   Central Parking System of Illinois, Inc. (TN)
   Central Parking System of Iowa, Inc. (TN)
   Central Parking System of Kansas City, Inc. (TN)
   Central Parking System of Kentucky, Inc. (TN)
   Central Parking System of Louisiana, Inc. (50%) (TN)
   Central Parking System of Maryland, Inc. (TN)
   Central Parking System of Massachusetts, Inc. (TN)
   Central Parking System of Mississippi, Inc. (TN)
   Central Parking System of New Orleans, Inc. (TN)
   Central Parking System of New York, Inc. (TN)
   Central Parking System of North Carolina, Inc. (TN)
   Central Parking System of Ohio, Inc. (TN)
   Central Parking System of Oklahoma, Inc. (TN)
   Central Parking System of Pennsylvania, Inc. (TN)
   Central Parking System of Puerto Rico, Inc. (TN)
   Central Parking System of Rhode Island, Inc. (TN)
   Central Parking System of South Carolina, Inc. (TN)
   Central Parking System of St. Louis, Inc. (TN)
   Central Parking System of Tennessee, Inc. (TN)
   Central Parking System of Texas, Inc. (TX)
   Central Parking System of Virginia, Inc. (TN)
   Central Parking System of Washington, Inc. (TN)


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   Central Parking System of Wisconsin, Inc. (TN)
   Square Industries, Inc. (NY)
        26 & 9 Garage Corporation (NY)
        161 Street Parking Corporation (NY)
        211 W. 56th Street Garage Corporation (NY)
        6 & 30 Garage Corporation (NY)
        75 Wooster Street Corporation (NY)
        303 W. 46th Street Corporation (NY)
        403 Management Corporation (NY)
        73-83 Third Avenue Corporation (NY)
        70 E. 10th Street Square Corporation (NY)
        802 Square Corporation (NY)
        804 Square Corporation (NY)
        711 West End Avenue Garage Corporation (NY)
        Brewack Realty Corporation (NY)
        Elzab Development Corporation (NY)
        Medical Parking Management, Inc. (NY)
        Institutional Parking Management, Inc. (NY)
        Square 575 Lex Inc. (NY)
        Square 804 Corporation (NY)
        Square 964 Third Avenue Corporation (NY)
        Square Cadman Corporation (NY)
        Square Cooper Parking Corporation (NY)
        Square Dedham Corporation (NY)
        Square Dyckman Corporation (NY)
        Square First Avenue Corporation (NY)
        King-Green Parking Corporation (NY)
        Square Industries Construction Corporation (NY)
        Square Island Corporation (NY)
        Square Kings Plaza Corporation (NY)
        839 6th Corporation (NY)
        Square Lex 51st Corporation (NY)
        Square Metropolitan Corporation (NY)
        Square Pacific Corporation (NY)
        306 W. 44 Corporation (NY)
        335 West 43 Corporation (NY)
        112 W. 25th Street Square Corporation (NY)
        Public Square Parking Corporation (OH)
        400 Square Garage Corporation (NY)
        Square 505 Corporation (NY)
        Eighty Second And First Parking Corporation (NY)
        8th Avenue Properties Corporation (NY)
        Jamaica & Archer Avenue Garage Corporation (NY)
        Square Penn Plaza, Inc. (NY)
        Square Center Corporation (NY)
        Square Clinton Corporation (NY)
        Square Henry Corporation (NY)
        Leslie Craig Corporation (NY)
        Square Lafayette Garage Corporation (NY)
        Square Lebanon Corporation (NY)
        Square Park Slope Corporation (NY)
        Square Rego Corporation (NY)
        Square Peach West Corporation (GA)
        Truban Realties, Ltd. (NY)
        808 Square Corporation (NJ)


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        Park/Fly, Inc.  (NJ)
        Square C. H. Corporation (NJ)
        Square Mall Corporation (NJ)
        Square Summit Corporation (NJ)
        23rd & Arch Parking Corporation (PA)
        Pennsylvania Square Corporation (PA)
        Square 224 Corporation (PA)
        Square Carlton Corporation (PA)
        Square Washington Corporation (Washington, DC)
        125 Halsey Corporation (NJ)
        810 Square Corporation (NJ)
        Square 532 Corporation (NJ)
        Square Freehold Corporation (NJ)
        Square Morristown Corporation (NJ)
        Square Trenton Corporation (NJ)
        714 Smithfield Corporation (PA)
        Reboy Development Corporation (PA)
        Square Academy Corporation (PA)
        Square Center City Corporation (PA)
        Square Rochelle Corporation (NY)
        4 West Park Street Corporation (NJ)   50%
        Atlantic Square Corporation (NJ)
        Square Bachrach Corporation (NJ)
        Square Halsey Corporation (NJ)
        Square Newport Corporation (NJ)
        Square Fulton Corporation (PA)
        805 Square Corporation (PA)
        S.L. Schwartz, Inc.  (PA)
        Square Arch Corporation (PA)
        Square Chestnut Corporation (PA)
        Square Stewart Corporation (NY)
        400 Carnegie Avenue Corporation (NJ)
        Broad Newark Corporation (NJ)
        Square Brighton Corporation, Inc.  (NJ)
        Square Harborside Corporation (NJ)
        Square Palisades Corporation (NJ)
        1111 Walnut Corporation (PA)
        Square Wilmington Corporation (DE)
        Square Rodman Corporation (PA)
        Square Arena Corporation (PA)
        Square Fort Duquesne, Inc. (PA)
        Square West End Avenue Corporation (NY)
        6 & 8 West Park Street, Inc.  (NJ)
        Medical Parking Management of NJ, Inc. (NJ)
        Square Brunswick Corporation (NJ)
        Square Kentucky Corporation (NJ)
        Square Shore Corporation (NJ)
        11th & Sansom Parking Corporation (PA)
        Arch Square Corporation (PA)
        SII Corporation (PA)
        Square Boulevard Corporation (PA)
        Square Fourth Avenue Corporation (PA)
        Square York Corporation (NY)
        643 Broad Street Corporation (NJ)
        Revenue Control Service Corporation (NJ)


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        Square Central Corporation  (NJ)
        Square Liberty Corporation (NJ)
        Square South Corporation (NJ)
        12th and Sansom Parking Corporation (PA)
        Metro Auto Parking, Inc. (PA)
        Square 100 Forbes Corporation (PA)
        Square Broad Corporation  (PA)
        Square Historic Corporation (PA)
        Square Liberty Corporation (PA)
        Square Plaza Corporation (PA)
        Steel Parking Corporation (PA)
        Square / Jefferson Corporation (PA)
        Square Locust Corporation (PA)
        Square Sansom Corporation (PA)
        Willow Parking Corporation (PA)
        Square Juniper Corporation (PA)
        Square Market Corporation (PA)
        Square South Corporation (PA)
        Square Gregg, Inc. (PA)
        Square Kennedy Corporation (PA)
        Square MDM Corporation (PA)
        Square Third Avenue Corporation (PA)
        275 Washington Parking Corporation (MA)
        Square 3rd & Lombard Corporation (PA)
        Square Palace Corporation (PA)
        Square Walnut Corporation (PA)
        Square Boston Corporation (MA)
        Square Lehigh Corporation (PA)
        Square Pittsburgh Corporation (PA)
        Square Wash Corporation (PA)
        Georgian Square Corporation (MD)
        808 Square Corporation (NY)
             337 West 43 Corporation (NY)
             333-335 W. 43 Corporation (NY)
        331 West 43 Corporation (NY)
        United Parking Services, Inc.   (Canada)
             1093246 Ontario, Inc. (Canada)
             774201 Ontario, Inc. (Canada)
        Square Parking Canada, Inc. (NY)
        811462 Ontario, Inc. (Canada)
        Square 88, LLC (IN)   90% *
        Square 88 Corporation (DE)
        955 Penn Corporation
        Indiana Square Corporation
        Square Plus Operating Corporation (NY)
                Gailgal Holding Corporation (NY)
                Square 30th Street Corporation (NY)
                Square 43rd Corporation (NY)
                S.P. Parking, Inc. (NY)
        Square Alpha Corporation (NY)
        Square Plus Operating of New Jersey, Inc. (NJ)
        Square Philadelphia Corporation (PA)
        Square Industries of Atlanta, Inc. (GA)
                Square Peach Corporation (GA) 80%

* Indicates subsidiaries that are owned and therefore listed under more than one subsidiary.